As filed with the Securities and Exchange Commission on November 13, 2024

Securities Act File No. 333-185238

Investment Company Act File No. 811-22743

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

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BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

345 Park Avenue, New York, NY 10154

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF INFORMATION STATEMENT

November 13, 2024

As a shareholder of Blackstone Alternative Multi-Strategy Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), you are receiving this Notice regarding the internet availability of an Information Statement relating to the selection and approval of sub-advisers for the Fund. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and to review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of the sub-advisers.

Summary of Information Statement

The Information Statement describes how Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, seeks to achieve the Fund’s objective principally by allocating the Fund’s assets among a variety of non-traditional or alternative strategies. BAIA allocates the Fund’s assets among sub-advisers with experience managing non-traditional or alternative investment strategies. At BAIA’s recommendation, the Trust’s Board of Trustees (the “Board”) has recently approved TrailStone Commodity Trading US, LLC (“TrailStone”),1 Oak Thistle LLC, doing business as OT Research (“OTR”), and Catalio Capital Management, LP (“Catalio”) as sub-advisers to the Fund. The Information Statement provides information about TrailStone, OTR, and Catalio.

BAIA, pursuant to the terms of an exemptive order received from the Securities and Exchange Commission on March 13, 2017, may enter into and amend materially sub-advisory agreements with discretionary and non-discretionary sub-advisers that are either unaffiliated with BAIA or that are directly or indirectly wholly-owned subsidiaries of Blackstone Inc. (“Blackstone”) without seeking the approval of the Fund’s shareholders, so long as certain conditions are satisfied. BAIA’s selection of TrailStone, OTR, and Catalio does not require shareholder approval. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy.

By sending you this Notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at www.bxmix.com. The Information Statement will be available on the website for at least 90 days after the date of this Notice. If you want to receive a paper copy of the Information Statement, you must request one. There is no charge to you for requesting a copy. You may request a paper copy or PDF via email of the Information Statement by writing the Fund, c/o BAIA, 345 Park Avenue, New York, NY 10154, or by calling (toll-free) 1-855-890-7725, by February 28, 2025. If you do not request a paper copy or PDF via email by that date, you will not receive a paper or email copy. You can obtain a free copy of the annual and semi-annual reports of the Fund, when available, by writing or contacting the Fund at the address or number above or visiting the Fund’s website.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from any of those shareholders. Upon request to the telephone number or address listed above, the Fund will promptly deliver a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered. If a shareholder is receiving multiple copies at a shared address and would like to receive a single copy, the shareholder may make that request to the telephone number or address listed above.

[1]

TrailStone was initially approved by the Board as a sub-adviser to the Fund in 2020 and was formally hired as a sub-adviser to the Fund on August 24, 2020. The Board subsequently approved a new investment sub-advisory agreement for TrailStone in May 2024, as further described in the Information Statement.

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

345 Park Avenue, New York, NY 10154

INFORMATION STATEMENT

November 13, 2024

NOTICE REGARDING NEW SUB-ADVISERS

Blackstone Alternative Investment Advisors LLC (“BAIA”), the investment adviser to Blackstone Alternative Multi-Strategy Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), seeks to achieve the Fund’s objective principally by allocating the Fund’s assets among a variety of non-traditional or alternative investment strategies. BAIA allocates the Fund’s assets among sub-advisers with experience managing non-traditional or alternative investment strategies. This Information Statement is being provided to the Fund’s shareholders in lieu of a proxy statement, pursuant to the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”) on March 13, 2017. This exemptive order permits BAIA to enter into and amend materially sub-advisory agreements with discretionary and non-discretionary investment sub-advisers that are either unaffiliated with BAIA or that are directly or indirectly wholly-owned subsidiaries of Blackstone Inc. (“Blackstone”) without seeking the approval of the Fund’s shareholders, so long as certain conditions are satisfied. This Information Statement is to inform you that, at BAIA’s recommendation, the Trust’s Board of Trustees (the “Board”) recently has approved TrailStone Commodity Trading US, LLC (“TrailStone”),2 Oak Thistle LLC, doing business as OT Research (“OTR”), and Catalio Capital Management, LP (“Catalio”) as discretionary sub-advisers to the Fund. No shareholder approval is required.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE FUND AND THE ADVISORY AGREEMENT

BAIA serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated March 17, 2014, as amended (the “Advisory Agreement”). BAIA seeks to achieve the Fund’s objective principally by allocating the Fund’s assets among a variety of non-traditional or alternative investment strategies, including, in part, by allocating the Fund’s assets among sub-advisers with experience managing non-traditional or alternative investment strategies. BAIA also allocates the Fund’s assets among certain unaffiliated investment funds, manages a portion of the Fund’s assets directly, and, from time to time, may instruct sub-advisers with respect to particular investments. BAIA is responsible for selecting the Fund’s investment strategies, for identifying and retaining sub-advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each sub-adviser or to manage directly.

BAIA will adjust allocations from time to time among strategies or sub-advisers based on its assessment of market conditions and opportunities, and BAIA has discretion to not allocate any assets to one or more sub-advisers at any time. BAIA currently intends to generally consider the following factors as part of its sub-adviser screening process, although the factors considered from time to time or with respect to any one sub-adviser may vary and may include only some or none of the factors listed below or other factors that are not listed below:

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Attractive long-term risk-adjusted investment performance: BAIA seeks to choose sub-advisers focused on alternative strategies that it believes will produce attractive long-term risk-adjusted returns over a full market cycle.

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Skilled application of non-traditional investment techniques: BAIA believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. BAIA seeks to

[2]

TrailStone was initially approved by the Board as a sub-adviser to the Fund in 2020 and was formally hired as a sub-adviser to the Fund on August 24, 2020. The Board subsequently approved a new investment sub-advisory agreement for TrailStone in May 2024, as further described in the Information Statement.

choose sub-advisers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

•

Opportunistic approach to investing: Among the sub-advisers sought by BAIA, BAIA may choose “opportunistic” sub-advisers who are willing to make substantial investments based on the direction the sub-adviser anticipates a particular market, markets, or individual securities will take. These sub-advisers may make “directional investments” and frequently use leverage to attempt to produce attractive returns. It is possible that BAIA may make only relatively short-term allocations to sub-advisers that specialize in opportunistic trades.

•

Management stability and committed investment professionals: BAIA believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, BAIA believes that attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

•

Ongoing monitoring: Once selected, the performance of each sub-adviser is regularly reviewed, and new sub-advisers are identified and considered on an on-going basis. In addition, the allocation of the Fund’s assets among sub-advisers, approaches, and styles will be regularly monitored and may be adjusted in response to performance results or changing economic conditions. BAIA reviews a number of quantitative and qualitative factors in connection with the allocation of the Fund’s assets, including, without limitation, macroeconomic scenarios, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy.

Each sub-adviser selected by BAIA and approved by the Board enters into a sub-advisory agreement with BAIA, pursuant to which each discretionary sub-adviser is delegated responsibility for the day-to-day management of the assets of the Fund and/or of one or more of the wholly-owned subsidiaries of the Fund allocates to the sub-adviser (the “Allocated Portion”). BAIA compensates the sub-advisers out of the management fee it receives from the Fund or one or more of the Fund’s three wholly-owned subsidiaries. Each discretionary sub-adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of BAIA. BAIA has the responsibility to oversee each sub-adviser, subject to the ultimate oversight of the Board. BAIA oversees each sub-adviser for compliance with the Fund’s investment objective, policies, strategies, and restrictions, and monitors each sub-adviser’s adherence to its investment style.

THE NEW SUB-ADVISORY AGREEMENTS

The Board, including a majority of the Board members who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the original investment sub-advisory agreement between BAIA and TrailStone, with respect to the Fund, in 2020 (such agreement, as amended and restated, the “Original Agreement”). At a meeting of the Board held on May 21-22, 2024, the Board, including a majority of the Independent Trustees, approved a new sub-advisory agreement between BAIA and TrailStone in connection with a change of control of TrailStone (further described below), which resulted in the automatic termination of the Original Agreement. The new sub-advisory agreement became effective as of August 23, 2024.

In addition, at the meeting of the Board held on August 13, 2024, the Board, including a majority of the Independent Trustees, approved OTR as a new sub-adviser to the Fund and, in connection therewith, also approved a sub-advisory agreement between BAIA and OTR. The new sub-advisory agreement with OTR became effective as of September 4, 2024.

Further, at the meeting of the Board held on September 23, 2024, the Board, including a majority of the Independent Trustees, approved Catalio as a new sub-adviser to the Fund and, in connection therewith, also approved a sub-advisory agreement between BAIA and Catalio. The new sub-advisory agreement with Catalio became effective as of October 1, 2024.

Under its sub-advisory agreement, subject to the supervision and oversight of BAIA, each of TrailStone, OTR, and Catalio will furnish continuously an investment program for the Fund, determining what investments to purchase, hold, sell, or exchange and what portion of the Fund’s assets to hold uninvested, with respect to its Allocated Portion, in compliance with the Fund’s governing documents, registration statement, investment objective, policies, and restrictions, and applicable law and subject to the oversight of the Board. Each of TrailStone, OTR, and Catalio is responsible for its expenses incurred in connection with managing its Allocated Portion. Each sub-adviser receives, as compensation for its services, fees from BAIA (not the Fund).

The initial term of the new sub-advisory agreement with TrailStone extends until August 23, 2026 (or as the Board otherwise determines in accordance with applicable law). The initial term of the new sub-advisory agreement with OTR extends until September 4, 2026, and the initial term of the new sub-advisory agreement with Catalio extends until October 1, 2026. After the initial term, each sub-advisory agreement shall continue in effect for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of outstanding voting securities of the Fund and (ii) by a majority of the Independent Trustees.

The sub-advisory agreement with TrailStone may be terminated at any time without payment of any penalty, (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to BAIA and TrailStone; (ii) by TrailStone upon 60 days’ prior written notice to BAIA and the Fund; or (iii) by BAIA upon 61 days’ written notice to TrailStone. The sub-advisory agreement may also be terminated, without the payment of any penalty, by BAIA immediately upon (a) a material breach by TrailStone of the sub-advisory agreement that is not promptly cured or (b) at the discretion of BAIA, if TrailStone or any officer, director or key portfolio manager of TrailStone is accused in any regulatory, self-regulatory, or judicial proceeding of violating the federal securities laws or engaging in criminal conduct. The sub-advisory agreement with TrailStone will terminate automatically and immediately in the event of its assignment or the termination of the Advisory Agreement.

The sub-advisory agreement with OTR may be terminated without payment of any penalty, (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to BAIA and OTR; (ii) by OTR upon 60 days’ prior written notice to BAIA and the Fund; (iii) by BAIA upon 61 days’ written notice to OTR; (iv) by BAIA immediately upon (a) a material breach by OTR of the sub-advisory agreement which is not promptly cured pursuant to the terms of the sub-advisory agreement; (b) either Dave Hensle or Rishi Narang (each, an “OTR Keyman”) ceasing to be employed by OTR or continuing to oversee OTR’s management of the Allocated Person; or (c) if OTR or any officer, director or key portfolio manager (including, without limitation, an OTR Keyman), of OTR is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct. The sub-advisory agreement with OTR will terminate automatically and immediately in the event of its assignment or the termination of the Advisory Agreement.

The sub-advisory agreement with Catalio may be terminated without payment of any penalty, (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to BAIA and Catalio; (ii) by Catalio upon 60 days’ prior written notice to BAIA and the Fund; (iii) by BAIA upon 61 days’ written notice to Catalio; (iv) by BAIA immediately upon (a) a material breach by Catalio of the sub-advisory agreement which is not cured pursuant to the terms of the sub-advisory agreement; (b) either Charles Nettleton or Benjamin Snedeker (each, a “Catalio Keyman”) ceasing to be employed by Catalio; or (c) if formal proceedings are brought against Catalio, any senior-level key portfolio manager meaningfully involved in the management of the Allocated Portion or Catalio Keyman in any regulatory, self-regulatory or judicial proceeding for violating the federal securities laws or engaging in criminal conduct that could reasonably be viewed by BAIA as (x) material to the Fund, Catalio, or the ability of Catalio to manage the Allocated Portion, or (y) materially adversely impacting the public perception of the Fund or BAIA. The sub-advisory agreement with Catalio will terminate automatically and immediately in the event of its assignment or the termination of the Advisory Agreement.

Each sub-advisory agreement may also terminate if mutually agreed upon by both BAIA and the applicable sub-adviser. Under the exemptive order referenced above, so long as certain conditions are satisfied, each sub-advisory agreement may be amended materially without shareholder approval. However, the exemptive order requires generally that shareholders of the Fund receive notice within 90 days of the hiring of a new sub-adviser and that the Fund provide shareholders with information that is similar to that which would have been included in a proxy statement to shareholders.

The Fund’s existing sub-advisers’ sub-advisory agreements, and the services provided pursuant to such agreements, are unchanged as a result of the Board’s approval of each of TrailStone, OTR, and Catalio.

The form of each sub-advisory agreement is attached at Exhibit A.

INFORMATION ABOUT TRAILSTONE

Formed in 2013, TrailStone oversees approximately $429 million invested in various commodity energy products as of September 30, 2024. TrailStone’s principal place of business is located at 1601 South MoPac Expressway, #D425, Austin, Texas 78746. TrailStone was fully acquired by Engelhart Commodities Trading Partners (“Engelhart”), the address of which is 400 Atlantic St, Stamford, CT 06901, in August 2024 (the “Acquisition”). As a result of the Acquisition, Engelhart owns 100% of the equity of TrailStone.

TrailStone manages a portion of the Fund’s assets using a macro strategy, focusing on trading in North American financial energy markets. Macro strategies generally seek to profit from movements in, or risks related to, underlying macroeconomic variables and/or risk premia factors, and the impact those variables and factors have on equity, fixed income, currency, and commodity markets. TrailStone invests the assets of its Allocated Portion exclusively in commodities or commodity markets.

The following table provides information on the principal executive officers and directors of TrailStone. The business address of John Redpath and Jarek Kozlowski is c/o TrailStone Commodity Trading US, LLC, 1601 South MoPac Expressway, #D425, Austin, Texas 78746 and the business address of Marc Evans and Steven Banks is c/o TrailStone Commodity Trading US, LLC, 2 London Wall Place, London, EC2Y 5AU.

Name	Title/Responsibilities
Huw Jenkins	Chief Executive Officer
John Redpath	Deputy Chief Executive Officer
Ricardo Froes	Chief Financial Officer
Marc Evans	Chief Operating Officer
Babak Pooya	General Counsel

INFORMATION ABOUT OT RESEARCH

OTR was founded by Dave Hensle in 2015 and is located at 160 Greentree Drive, Suite 101, Dover, Delaware 19904. As of September 30, 2024, OTR had approximately $170 million in assets under management. The principal owners of OTR are David Hensle and Rishi Narang.

OTR manages a portion of the Fund’s assets using an equity market neutral strategy, a subset of equity hedge strategies. Equity market neutral strategies generally employ fundamental or quantitative techniques of analyzing price data to seek to ascertain information about future price movement and relationships between securities. OTR employs a systematic trading strategy focused on publicly listed U.S. equities.

The following table provides information on the principal executive officers, directors, and general partners of OTR. The business address of each person is c/o OT Research, 160 Greentree Drive, Suite 101, Dover, Delaware 19904.

Name	Title/Responsibilities
David Hensle	Co-Chief Investment Officer & Portfolio Manager
Rishi Narang	Co-Chief Investment Officer & Portfolio Manager
Julie Wilson	Chief Operating Officer/Chief Compliance Officer

INFORMATION ABOUT CATALIO

Catalio was founded in 2020 and is located at 512 W 22nd Street, 5th Floor, New York, New York 10011. As of September 30, 2024, Catalio had approximately $1.3 billion in assets under management. The principal owners of Catalio are Georgios Petrocheilos and Dr. Jacob Vogelstein.

Catalio manages a portion of the Fund’s assets using an equity long/short strategy, a subset of equity hedge strategies. Equity long/short strategies generally combine core long and short positions in stocks, stock indices, or derivatives related to the equity markets. Catalio seeks to achieve risk-adjusted capital growth through investment in equity securities and other equity-related instruments principally in the innovative healthcare sector including global biotechnology, pharmaceuticals, medical devices, life science tools, diagnostics and data.

The following table provides information on the principal executive officers, directors, and general partners of Catalio. The business address of each person is c/o Catalio Capital Management, LP, 512 W. 22nd Street, 5th Floor, New York, New York 10011.

Name	Title/Responsibilities
Georgios Petrocheilos	Co-Founder and Managing Partner
Dr. Jacob Vogelstein	Co-Founder and Managing Partner
Brian Brennan	General Counsel
Olga Maltseva	Head of Operations/Chief Compliance Officer
Sarah Saraiva	Head of Finance

BOARD CONSIDERATIONS

At its meeting on May 21-22, 2024, the Board, including a majority of the Independent Trustees, approved the new sub-advisory agreement with TrailStone. At the meeting, the Board had discussions with BAIA and reviewed and considered various written materials and oral presentations in connection with TrailStone’s proposed services, including with respect to the nature, extent, and quality of services, profitability, fees and expenses, investment performance, code of ethics, and compliance program. Additionally, the Board considered the process undertaken during its consideration and approval of the Advisory Agreement between BAIA and the Trust, on behalf of the Fund, and the sub-advisory agreements between BAIA and each of the existing sub-advisers. The Independent Trustees conferred with the Independent Trustees’ independent legal counsel to consider the information provided. Following an analysis and discussion of the factors identified below, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with TrailStone.

At its meeting on August 13, 2024, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with OTR. At the meeting, the Board had discussions with BAIA and reviewed and considered various written materials and oral presentations in connection with OTR’s proposed services, including with respect to the nature, extent, and quality of services, profitability, fees and expenses, investment performance, code of ethics, and compliance program. Additionally, the Board considered the process undertaken during its consideration and approval of the Advisory Agreement between BAIA and the Trust, on behalf of the Fund, and the sub-advisory agreements between BAIA and each of the existing sub-advisers. The Independent Trustees conferred with the Independent Trustees’ independent legal counsel to consider the information provided. Following an analysis and discussion of the factors identified below, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with OTR.

At its meeting on September 23, 2024, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with Catalio. At the meeting, the Board had discussions with BAIA and reviewed and considered various written materials and oral presentations in connection with Catalio’s proposed services, including with respect to the nature, extent, and quality of services, profitability, fees and expenses, investment performance, code of ethics, and compliance program. Additionally, the Board considered the process undertaken during its consideration and approval of the Advisory Agreement between BAIA and the Trust, on behalf of the Fund, and the sub-advisory agreements between BAIA and each of the existing sub-advisers. The Independent

Trustees conferred with the Independent Trustees’ independent legal counsel to consider the information provided. Following an analysis and discussion of the factors identified below, the Board, including a majority of the Independent Trustees, approved the sub-advisory agreement with Catalio.

Nature, Extent, and Quality of Services

TrailStone: The Board discussed and considered: (i) TrailStone’s personnel, operations, and financial condition, as well as the impact of the Acquisition on TrailStone’s services to the Fund; (ii) TrailStone’s strengths, including its expertise in the global renewal energy markets; (iii) the percentage of assets allocated to TrailStone; (iv) the investment return on the assets managed by TrailStone and related investment risks; (v) TrailStone’s experience and performance as a commodity trader, and the extent to which TrailStone’s strategy for the Fund overlapped with its commodity trading strategy; (vi) TrailStone’s experience and performance as a sub-adviser to the Fund since August 2020; and (vii) the experience and depth of TrailStone’s portfolio management team trading commodities and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services provided were appropriate and thus supported a decision to approve the TrailStone sub-advisory agreement.

OTR: The Board discussed and considered: (i) OTR’s personnel, operations, and financial condition; (ii) OTR’s strengths, including its expertise in combining statistical arbitrage signals to generate alpha in a portfolio that exhibits low correlation to the market and attractive risk adjusted returns; (iii) the percentage of assets expected to be allocated to OTR; (iv) OTR’s experience and performance as a hedge fund manager, and the extent to which OTR’s strategy for the Fund is expected to overlap with its hedge fund strategy; and (v) the experience and depth of OTR’s portfolio management team managing hedge funds and other products and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services proposed to be provided were appropriate and thus supported a decision to approve the OTR sub-advisory agreement.

Catalio: The Board discussed and considered: (i) Catalio’s personnel, operations, and financial condition; (ii) Catalio’s strengths, including experience investing in the healthcare sector, robust diligence and investment analysis process, and strong investment risk controls; (iii) the percentage of assets expected to be allocated to Catalio; (iv) Catalio’s experience and performance as a hedge fund manager, and the extent to which Catalio’s proposed strategy for the Fund is expected to overlap with its hedge fund strategy; and (v) the experience and depth of Catalio’s portfolio management team managing hedge funds and other products and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services proposed to be provided were appropriate and thus supported a decision to approve the Catalio sub-advisory agreement.

Investment Performance

TrailStone: At its May 21-22, 2024 meeting, the Board received and considered information about the 2023, year-to-date (through March 2024), and inception-to-date investment returns of the Fund assets managed by TrailStone (net of trading expenses and sub-advisory fees but gross of investment management fees and fund operating expenses), all as compared to the investment returns of (i) the Secured Overnight Financing Rate (“SOFR”) +3%; (ii) a custom index defined by BAIA (the “Custom TrailStone Index”); and (iii) a comparable TrailStone hedge fund strategy (the “TrailStone Hedge Fund Strategy”) (collectively, the “TrailStone Indices”). In addition, the Board considered information about inception-to-date performance risk measurements of the Fund assets managed by TrailStone and the TrailStone Indices, such as annualized return, standard deviation (which is a common measure of volatility), Sharpe ratio, and alpha and beta statistics (where available).

The Board noted that the year-to-date investment return on Fund assets managed by TrailStone greater than the corresponding return of SOFR +3% but less than that of the Custom TrailStone Index and the TrailStone Hedge Fund Strategy. The Board also noted that the inception-to-date investment return on Fund assets managed by TrailStone was greater than the corresponding return of SOFR +3% and the Custom TrailStone Index but less than that of the TrailStone Hedge Fund Strategy. The Board further noted that the 2023 investment return on Fund assets managed by TrailStone was greater than the corresponding return of the Custom TrailStone Index but less than that of SOFR +3% and the TrailStone Hedge Fund Strategy.

On the basis of the Board’s assessment, while recognizing that there can be no assurance of any particular investment outcome, the Board concluded that the investment performance generated by TrailStone was generally satisfactory and that TrailStone was capable of providing reasonable investment performance to the Fund.

OTR: It was noted that, because OTR is a newly proposed sub-adviser, there is no prior performance to consider with respect to the Fund.

Catalio: It was noted that, because Catalio is a newly proposed sub-adviser, there is no prior performance to consider with respect to the Fund.

Costs of Services and Profitability

TrailStone: In analyzing the cost of services and profitability of TrailStone, the Board considered (i) TrailStone’s proposed sub-advisory fee for managing the allocated Fund assets; (ii) the fact that the proposed sub-advisory fee rate for TrailStone did not include breakpoints based on the level of allocated assets of the Fund; (iii) TrailStone’s resources devoted to the Fund; and (iv) any information provided in response to inquiries regarding the profitability to TrailStone from providing sub-advisory services to the Fund. The Board considered the specific resources that TrailStone devoted to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which TrailStone’s investment process is scalable. The Board also took into account the entrepreneurial, business, and other risks TrailStone has undertaken in serving as an investment sub-adviser to the Fund.

The Board noted that the compensation paid to TrailStone was paid by BAIA, not the Fund, and, accordingly, that the retention of TrailStone would not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of TrailStone’s sub-advisory agreement were the result of separate arm’s-length negotiations between BAIA and TrailStone. The Board considered information comparing TrailStone’s fee rate to the fee rate that TrailStone charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining TrailStone as a sub-adviser to the Fund has on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the sub-advisers based on allocations of Fund assets among all the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

OTR: In analyzing the cost of services and profitability of OTR, the Board considered (i) OTR’s proposed sub-advisory fee for managing the allocated Fund assets; (ii) the fact that the proposed sub-advisory fee rate for OTR included breakpoints based on the combined net assets under management of OTR and its affiliates; (iii) OTR’s resources expected to be devoted to the Fund; and (iv) any information provided in response to inquiries regarding the expected profitability to OTR from providing sub-advisory services to the Fund. The Board considered the specific resources that OTR expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which OTR’s investment process would be scalable. The Board also took into account the entrepreneurial, business, and other risks OTR has undertaken in agreeing to serve as an investment sub-adviser to the Fund.

The Board noted that the compensation to be paid to OTR would be paid by BAIA, not the Fund, and, accordingly, that the retention of OTR would not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of OTR’s sub-advisory agreement were the result of separate arm’s-length negotiations between BAIA and OTR. The Board considered information comparing OTR’s fee rate to the fee rate that OTR charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining OTR as a sub-adviser to the Fund would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the sub-advisers based on allocations of Fund assets among all the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Catalio: In analyzing the cost of services and profitability of Catalio, the Board considered (i) Catalio’s proposed sub-advisory fee for managing the allocated Fund assets; (ii) the fact that the proposed sub-advisory fee rate for Catalio did not include breakpoints based on the level of allocated assets of the Fund; (iii) Catalio’s resources expected to be devoted to the Fund; and (iv) any information provided in response to inquiries regarding the expected profitability to Catalio from providing sub-advisory services to the Fund. The Board considered the specific resources that Catalio expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which Catalio’s investment process would be scalable. The Board also took into account the entrepreneurial, business, and other risks Catalio has undertaken in agreeing to serve as an investment sub-adviser to the Fund.

The Board noted that the compensation to be paid to Catalio would be paid by BAIA, not the Fund, and, accordingly, that the retention of Catalio would not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of Catalio’s sub-advisory agreement were the result of separate arm’s-length negotiations between BAIA and Catalio. The Board considered information comparing Catalio’s proposed fee rate to the fee rate that Catalio charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining Catalio as a sub-adviser to the Fund would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the sub-advisers based on allocations of Fund assets among all the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale

The Board considered various financial and economic considerations relating to the arrangement with each of TrailStone, OTR, and Catalio, including economies of scale and breakpoints in OTR’s proposed sub-advisory fee. The Board noted challenges in identifying and measuring economies of scale, both generally and given the Fund’s multi-manager structure and the different sub-adviser fee levels and fee structures. The Board discussed the breakpoints in the proposed sub-advisory fee payable to OTR based on the combined net assets under management of the sub-adviser and its affiliates and noted that breakpoints in the sub-advisory fee were not proposed for TrailStone or Catalio. The Board further noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to each sub-adviser, with respect to different asset sizes of the portfolio, in the future. The Board also noted that, although not directly related to the sub-advisory fees payable to each of TrailStone, OTR, and Catalio, certain fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels.

Other Benefits

The Board considered other potential benefits that each of TrailStone, OTR, and Catalio may receive from serving as a sub-adviser to the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to Fund shareholders or to BAIA. The Board noted that TrailStone benefited from its relationship with BAIA and that OTR, and Catalio would benefit from their proposed relationships with BAIA. The Board concluded that other ancillary or “fall out” benefits derived by each sub-adviser from its relationship or proposed relationship, as applicable, with BAIA or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations

The Board reviewed and considered certain terms and conditions of the sub-advisory agreement with each of TrailStone, OTR, and Catalio. After discussion, the Board concluded that the terms of each sub-advisory agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of each sub-advisory agreement in the future.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the sub-advisory agreement with each of TrailStone, OTR, and Catalio were fair and reasonable with respect to the services that each sub-adviser would provide to the Fund and in light of the other factors described above that the Board deemed relevant. The Board noted that both BAIA and the Board had determined that each sub-adviser’s compliance program was reasonably designed to prevent the violation of the Federal Securities Laws within the meaning of Rule 38a-1 under the 1940 Act, and that each sub-adviser’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1 under the 1940 Act) from engaging in any act, practice, or course of business prohibited by Rule 17j-1(b) under the 1940 Act. The Board noted that the compliance policies and procedures and code of ethics for each of TrailStone, OTR, and Catalio had been considered for approval in the meetings on May 21-22, 2024, August 13, 2024 and September 23, 2024, respectively. The Board based its approval of each sub-advisory agreement on a comprehensive consideration of all relevant information presented to the Board at its meetings throughout the year, as applicable, and not as a result of any single controlling factor. The Board also gave due consideration to the recommendations of BAIA, which in each case recommended approval of the proposed sub-advisory arrangement as in the best interests of the Fund and its shareholders, and BAIA’s belief that the arrangements do not present any conflict of interest from which BAIA or any sub-adviser derives an inappropriate advantage. The Independent Trustees were assisted by the advice of independent legal counsel in approving each sub-advisory agreement.

ADDITIONAL INFORMATION ABOUT THE FUND

BAIA is the Fund’s investment adviser. BAIA, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, NY 10154, is an affiliate of Blackstone Alternative Asset Management L.P., a leading hedge fund solutions provider which, together with its affiliates in the Blackstone Multi-Asset Investing, has approximately $83 billion in assets under management as of September 30, 2024. BAIA is an indirect wholly-owned subsidiary of Blackstone, a publicly traded corporation that has units that trade on the New York Stock Exchange under the symbol “BX.”

BAIA compensates the sub-advisers out of the management fees it receives from the Fund. During the fiscal year ended March 31, 2024, the Fund paid BAIA $78,378,083 in management fees, which amounted to 1.89% of the Fund’s average net assets as of March 31, 2024. From this amount, BAIA paid $42,278,786 in sub-advisory fees to non-affiliated sub-advisers with respect to the Fund, which amounted to 1.02% of the Fund’s average net assets as of March 31, 2024. BAIA also paid $3,353,853 in sub-advisory fees to affiliates of Blackstone, with respect to the Fund, which amounted to 0.08% of the Fund’s average net assets as of March 31, 2024.

Pursuant to an administration agreement with the Trust, State Street Bank and Trust Company (“State Street”), located at One Congress Street, Suite 1, Boston, MA 02114, serves as the administrator of the Fund. Pursuant to a transfer agency and service agreement with the Trust, State Street also serves as transfer agent of the Fund.

Blackstone Securities Partners L.P., located at 345 Park Avenue, New York, NY 10154, serves as the principal underwriter and exclusive agent for distribution of the Fund’s shares pursuant to a distribution agreement. As of March 31, 2024, the Fund did not pay any brokerage commissions to affiliated brokers.

FINANCIAL INFORMATION

You can obtain a free copy of the Fund’s annual and semi-annual reports, when available, by writing to the Fund, c/o BAIA, 345 Park Avenue, New York, NY 10154, or by calling 1-212-583-5000.

BENEFICIAL OWNERSHIP OF THE FUND

As of October 31, 2024, the following entities owned beneficially or of record 5% or more of the Class I shares of the Fund:

•	Morgan Stanley Smith Barney, LLC, located at 2000 Westchester Avenue, Purchase, NY 10577, held of record approximately 44% of the outstanding shares of Class I.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 16% of the outstanding shares of Class I.

•	Charles Schwab & Co., Inc., located at 3000 Schwab Way, Westlake, TX 76262, held of record approximately 9% of the outstanding shares of Class I.

•	American Enterprise Investment Services, Inc., located at 903 3rd Avenue South, Minneapolis, MN 55402, held of record approximately 8% of the outstanding shares of Class I.

•	Pershing LLC, located at One Pershing Plaza, Jersey City, NY 07399, held of record approximately 5% of the outstanding shares of Class I.

As of October 31, 2024, the following entities owned beneficially or of record 5% or more of the Class D shares of the Fund:

•	Charles Schwab & Co., Inc., located at 3000 Schwab Way, Westlake, TX 76262, held of record approximately 32% of the outstanding shares of Class D.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 30% of the outstanding shares of Class D.

•	National Financial Services LLC , located at 245 Summer Street, Boston, MA 02210, held of record approximately 13% of the outstanding shares of Class D.

•	UBS Financial Services Inc., located at 1200 Harbor Boulevard, Weehawken, NJ, 07086, held of record approximately 9% of the outstanding shares of Class D.

•	Pershing LLC, located at One Pershing Plaza, Jersey City, NY 07399, held of record approximately 6% of the outstanding shares of Class D.

As of October 31, 2024, the following entities owned beneficially or of record 5% or more of the Class Y shares of the Fund:

•	J.P. Morgan Securities LLC, located at 383 Madison Avenue, New York, NY 10179, held of record approximately 80% of the outstanding shares of Class Y.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY10036, held of record approximately 13% of the outstanding shares of Class Y.

Any shareholder that beneficially owns more than 25% of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As of October 31, 2024, no shareholder beneficially held 25% of the outstanding shares of the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

The Trustees and officers, as a group, owned less than 1% of the Fund’s shares as of October 31, 2024.

Exhibit A

Blackstone Alternative Multi-Strategy Fund

INVESTMENT SUB-ADVISORY AGREEMENT

This investment sub-advisory agreement (the “Agreement”) is effective as of October 1, 2024, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Catalio Capital Management, LP, a Delaware limited partnership (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time (collectively the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply solely to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). The Sub-Adviser may provide the various investment advisory and other services with respect to the Allocated Portion to the Fund and/or a wholly-owned subsidiary of the Fund: Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi-Strategy Sub Fund IV LLC. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for any aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund and Sub-Adviser. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion. The Adviser also recognizes that the Sub-Adviser and its principals, affiliates, members, partners, officers and employees may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser or its principals, affiliates, members, partners, officers and employees to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser or its principals, affiliates, members, partners, officers and employees to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser and its principals, affiliates, members, partners, officers and employees may on occasion give advice or take action with respect to other investment entities that it manages that differs from or conflicts with the advice given with respect to the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to reasonable prior written notice to the Sub-Adviser (to the extent practicable), the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) make investment and trading decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (ii) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (iii) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary or advisable in order to implement the Strategy; and (iv) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be requested by brokers, dealers, counterparties, and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). The Sub-Adviser, in general, will take such action as is appropriate in its sole discretion to manage the Allocated Portion effectively.

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.

the investment requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder applicable to qualification as a “regulated investment company” provided, however, that the Adviser shall remain responsible for ensuring the Fund’s (including the Allocated Portion’s) overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations. For the avoidance of doubt and except as otherwise agreed, in managing the Allocated Portion as set forth above, the Sub-Adviser shall have no responsibility whatsoever with respect to any assets of the Fund outside of the Allocated Portion;

iv.	any service level agreement that may be agreed between the parties from time to time; and

v.

any written instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time and which are not inconsistent with the Strategy, the Governing Documents and the Procedures (defined below).

d.

The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board or the Adviser with respect to the Fund as from time to time in effect and communicated in writing to the Sub-Adviser prior to being implemented or otherwise taking effect with respect to the Allocated Portion (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide reasonable written notice to the Sub-Adviser in advance of any changes to the Governing Documents or the Procedures that may have a material impact on the Strategy or the services provided by the Sub-Adviser hereunder. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. Notwithstanding anything to the contrary in this Agreement and except as otherwise required by applicable law, the Sub-Adviser shall not be required to comply with or be liable or responsible for any breach in any Procedures or Governing Documents unless it has received a copy of such Procedures or Governing Documents.

e.

Fund Counterparties. The Sub-Adviser will utilize counterparties, contractors, and/or clearing members for prime brokerage, futures execution and clearing, listed and OTC options and swap services, ISDA services, forward and spot transactions, and other transactions in financial and commodity derivatives and commodity instruments and contracts under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers, commodity exchanges and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker- dealers, commodity exchanges and swap execution facilities. The Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable), including providing instructions to the custodian for the Fund (the “Custodian”) and will perform in- house reconciliation procedures on such accounts.

f.

Reports. The Sub-Adviser shall, upon advance notice, use commercially reasonable efforts to render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Allocated Portion; provided that the Sub-Adviser has (or that it can reasonably procure) the information necessary to prepare such reports. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser also shall use commercially reasonable efforts to provide such additional information in its possession (or that it can reasonably procure) to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may request; provided that in no case (whether with respect to such additional information, the reports described earlier in this paragraph, or otherwise) shall the Sub-Adviser be required to disclose to the Adviser or its affiliates any proprietary or trade secret Information (as defined below) regarding the systems, methods, tools, techniques or strategies used by the Sub-Adviser in implementing the Strategy unless required by applicable law, regulation or court order. The parties agree that, unless explicitly stated otherwise, the reports, provisions of information and certifications contemplated under this Agreement are not intended to solicit proprietary or trade secret Information.

g.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall assume responsibility for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which has been provided by the Sub-Adviser to the Adviser); provided that the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are not inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies for the Allocated Portion, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Allocated Portion to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Allocated Portion, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

h.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Sub-Adviser’s reasonable request, Sub-Adviser may assume responsibility for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion; provided that the foregoing shall in no way limit the ability of the Sub-Adviser to take any of the foregoing actions on behalf of any other clients or investment accounts or programs.

i.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion according to a monitoring system that is reasonably designed to ensure compliance with the Strategy, relevant Governing Documents and Procedures (subject to Section 2.d above), and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable written instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law.

j.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

k.

Assistance with Valuation. The Sub-Adviser will, upon request, provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments or positions held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings. Notwithstanding the foregoing, the parties acknowledge that the Sub-Adviser is not ultimately responsible for establishing the valuation of the Fund’s investments.

l.

Provision of Information and Certifications. The Sub-Adviser shall use commercially reasonable efforts to timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request (that is in the Sub-Adviser’s possession) as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and to comply with the requirements of the Governing Documents, the Procedures, and any applicable law; provided that in no case shall the Sub-Adviser be required to disclose proprietary or trade secret Information to the Adviser or its affiliates regarding the systems, methods, tools, techniques or strategies used by the Sub-Adviser in implementing the Strategy unless required by applicable law, regulation or court order. The information and documentation requested by the Adviser and the Trust under this paragraph may include, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N- PORT and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 10 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

m.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify within 10 business days of quarter-end to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a- 1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any material violation of the Code of Ethics involving the Sub-Adviser’s management of the Allocated Portion, as reasonably determined by the Sub-Adviser. Upon reasonable request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics related to the Sub-Adviser’s management of the Allocated Portion, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, but reserving the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

n.

Sub-Adviser Review of Materials. Upon the Adviser’s reasonable advance request, the Sub-Adviser shall provide reasonable assistance in reviewing and commenting upon selected portions relating to the Sub-Adviser and/or the Strategy (including the Allocated Portion) of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund; provided that the Adviser will endeavor to limit its requests for the Sub-Adviser to participate in such educational meetings to no more than two times per year. The Sub-Adviser shall be responsible for the portions of such materials that relate to the Sub-Adviser and will not have any responsibility for the other portions. The Sub-Adviser will have the opportunity to review and approve a form of such materials (with applicable sections in substantially their final form) before they are disseminated. The Sub-Adviser will promptly inform the Fund and the Adviser upon becoming aware that any information in the Registration Statement previously reviewed by the Sub-Adviser relating to the Sub-Adviser or the Strategy is (or will become) inaccurate or incomplete in any material respect.

o.

Regulatory Communications and Notices. To the extent not prohibited by applicable law, regulation, order or legal or regulatory process, and to the extent such disclosure can be made without waiving attorney-client privilege, the Sub-Adviser shall promptly notify the Adviser regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions (i) relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund and (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Fund, the Sub-Adviser shall promptly make available such documents to the Adviser unless, in the opinion of the notifying party’s counsel, the notifying party would be legally prohibited from doing so. Notwithstanding the foregoing, no party shall be required to provide notice of any routine audits, exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such exams (i) relate to the

Sub-Adviser’s management of the Allocated Portion and (ii) could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund.

p.

Notice of Material Actions / Change in Control. The Sub-Adviser will use commercially reasonable efforts to keep the Trust and the Adviser informed of developments of which the Sub-Adviser has knowledge that would materially affect the Allocated Portion. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of, or is threatened with, any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, (A) involving the affairs of the Fund and (B) that may reasonably be expected to have a material adverse effect on the investment management business of the Sub-Adviser and (ii) (A) any change, which is reasonably likely to result in a change in actual control or management of the Sub-Adviser or change in the portfolio manager(s) primarily responsible for the day-to-day management of the Allocated Portion. For avoidance of doubt, in determining whether a change is reasonably likely to result in a change of actual control or management, the Sub-Adviser may consult with reputable external legal counsel.

3.	Broker-Dealer Selection.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(e) hereof. The Sub-Adviser shall use commercially reasonable efforts to obtain the best execution and efficient execution on all portfolio transactions executed in respect of the Allocated Portion. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser’s Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

On an ongoing basis, at such times as the Adviser or the Board shall request but not less often than quarterly with 10 business days’ notice, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by applicable law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The

Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser; provided that the Sub-Adviser may retain copies of the Fund’s Books and Records to the extent required by law or internal record keeping policies. The Adviser and Fund’s Chief Compliance Officer shall, upon prior reasonable notice, be provided with access only to the Sub-Adviser’s documentation and records relating to the Fund, including Fund’s Books and Records and copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall use commercially reasonable efforts to (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request that it has in its possession (or can reasonably procure); provided that, pursuant to Section 2.f above, in no case shall the Sub-Adviser be required to disclose to the Adviser or its affiliates any proprietary or trade secret Information regarding the systems, methods, tools, techniques or strategies used by the Sub-Adviser in implementing the Strategy unless required by applicable law, regulation or court order and (ii) meet with any representatives of the Adviser or the Board at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder (it being understood, for the avoidance of doubt that the Sub-Adviser will not in any event be responsible for brokerage commissions, the portfolio swaps or other transaction costs). It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Standard of Care; Breach.

a.	Standard of Care. The Sub-Adviser will act in good faith and in accordance with its obligations under the Advisers Act in rendering the services it has agreed to provide under this Agreement.

b.

Notification, Curing Breach. Each party hereto will notify the other party as soon as reasonably practicable upon detection of (i) any breach by that party relating to the Allocated Portion of the 1940 Act, the Governing Documents, or the Procedures of any kind, or (ii) any breach of this Agreement that would be reasonably likely to have a material adverse effect on the Allocated Portion or the other party.

Each of the Adviser and the Sub-Adviser shall use commercially reasonable efforts to cooperate with the other party in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as reasonably possible.

c.

No Representation Regarding Investment Performance. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Allocated Portion or that the Allocated Portion will perform comparably with any standard or index or on an absolute basis, including other clients of Sub-Adviser, whether public or private.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Fund remains in existence, and this Agreement remains in effect with respect to the Fund (and following termination of this Agreement, to the extent necessary to comply with and for the time periods prescribed under applicable law and regulations), the Adviser and the Fund shall have a non-exclusive, non-transferable, royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof reasonably approved by the Sub-Adviser, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed materials (except as may, in the discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement with respect to the Fund and the Fund shall amend and, if necessary, file such amendment, to the Registration Statement so that the Sub-Adviser is no longer identified as a sub-adviser to the Fund (except as may be reasonably necessary, in the discretion of the Adviser, to comply with applicable law or regulation). During the term of this Agreement, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the fifth business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent on the end of the fifth business day following delivery of such materials to the Sub-Adviser for approval; provided, further that the Sub-Adviser shall not be responsible in any manner for the preparation or distribution of any such sales and other marketing materials other than with regard to the accuracy of the information provided or confirmed (including information for which the Sub-Adviser has been deemed to have granted consent) by the Sub-Adviser to the Adviser in connection therewith.

b.

Restrictions on Use of Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser except (i) with respect to the identification of the Fund as required by applicable law (including the disclosure of the sub-advisory relationship to the Securities and Exchange Commission on the Sub-Adviser’s Form ADV or to any other governmental or self-regulatory agency as required); and (ii) for inclusions of such entities in lists of the Sub-Adviser’s clients; provided, however, that the Sub-Adviser may (i) name the Trust, the Fund, the Adviser and/or Blackstone Alternative Asset Management L.P. or Blackstone in accordance with its obligations to make filings pursuant to applicable law, (ii) include statements regarding this Agreement in its marketing materials consistent with the disclosures made by the Adviser and the Fund in their public filings and marketing materials and (iii) disclose on a confidential basis to the legal counsel, independent accountants and other consultants and/or advisors of the Sub-Adviser and any counterparties or service providers to the Sub-Adviser. Each of the Adviser and the Sub-Adviser represents and warrants, unless otherwise required by law, regulation, regulatory or self-regulatory authority, or action or other judicial process, that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict either party, their affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund and/or the name of the Fund in its own client account performance presentations (e.g., in marketing presentations by itself or along with the other client accounts advised by the Sub-Adviser and its portfolio investment team responsible for executing the Strategy), provided that the Fund is not specifically identified by name without approval in writing by the Adviser (not to be unreasonably withheld). For the avoidance of doubt, the Sub-Adviser shall be entitled to retain and use records of each of its transactions and other records pertaining to the Allocated Portion and the Fund as are necessary to support any such uses of the investment performance and track record.

9.	Liability and Indemnification.

a.

Absent (i) the Sub-Adviser’s material breach of this Agreement which is not cured pursuant to Section 7 hereof, (ii) the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, agents and employees or (iii) a breach of the obligations of the Sub-Adviser with respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) (the foregoing referred to herein as “Disabling Conduct”), the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any position. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser), the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order, in which case the Adviser will provide written notice to the Sub-Adviser as promptly as reasonably possible. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund, any other series of the Trust, or any Trustee, officer, employee, or agent of the Fund.

c.

The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions or omissions with respect thereto) arise out of or are based upon any Disabling Conduct arising out of the Sub-Adviser’s management of the Allocated Portion pursuant to this Agreement. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the obligations of the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) set forth in Section 9(a) above.

d.

The Adviser shall indemnify the Sub-Adviser and each of its partners/members, officers, employees, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions or omissions with respect thereto) arise out of or are based upon

(i) any material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser; or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party, unless such failure to notify materially prejudices the Indemnifying Party’s ability to defend a claim. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.

The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law, including, without limitation, the right to bring a claim not otherwise excluded under Section 9(a) hereto.

g.

It is acknowledged and agreed that the Fund is a third-party beneficiary of Section 9(a) and Section 9(c) hereof, and such provisions are intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser.

10.	Sub-Adviser Insurance.

The Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

a.

The Fund’s assets shall be maintained in the custody of its Custodian, which Custodian shall be selected and engaged by the Adviser or the Fund and the Adviser shall notify the Sub-Adviser of such selection and engagement and any change in the Custodian thereafter. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)- 7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to (A) prevent violations of the Advisers Act from occurring, and (B) correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that it is aware of that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. To the extent the Sub-Adviser advises the Allocated Portion with respect to trading of “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) and the regulations thereunder, the Sub-Adviser has either (i) determined, in consultation with counsel, that it is exempt from registration as a commodity trading advisor (a “CTA”) under Commodity Futures Trading Commission (“CFTC”) Rule 4.13(a)(3), and in each case, the Sub-Adviser has notified the Adviser of the basis for the applicable exemption it is relying on, or (ii) is registered with the CFTC as a CTA and is a member of the National Futures Association (“NFA”). To the extent the Sub-Adviser advises the Allocated Portion with respect to trading of “commodity interests” as defined under the CEA and the regulations thereunder, the Sub-Adviser will maintain such exemption or will register and be registered with the CFTC and a member of the NFA for so long as this Agreement remains in effect.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which is reasonably expected to result in a material adverse effect on the Fund, a material adverse change in the Sub-Adviser’s financial or business prospects, or which might reasonably be expected to have a material adverse effect on the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser or a sub-advisor to the Fund pursuant to this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	Form ADV. It has provided the Adviser with a copy of its Form ADV and will, on an annual basis, make available any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

h.

Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, (i) any change in the portfolio manager(s) responsible for the Allocated Portion and (ii) if either of Charles Nettleton or Benjamin Snedeker (each, a “Keyman”) shall cease to be employed by the Sub-Adviser or to oversee the implementation by the Sub-Adviser of the Strategy, or if there is an actual or expected change in control or management of the Sub-Adviser.

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the actual knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading in light of the circumstances under which they were made.

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser’s investment advisory business that could reasonably be expected to have a material adverse effect on the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.	Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement or the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator and CTA with the CFTC and is a member in good standing of the NFA, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser or a sub-advisor to the Fund pursuant to this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.

Approval by Trust. This Agreement has been approved by (i) a majority of the Trustees of the Trust, including by a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of the Trust, in accordance with the procedural requirements of Section 15(c) of the 1940 Act; and (ii) the shareholders of the Fund in accordance with the procedural requirements of Section 15(a) of the 1940 Act or an exemption therefrom.

h.	Other Representations. The Adviser and the Fund are each (a) a “qualified institutional buyer,” as such term is defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”);

(b) a “qualified purchaser,” as such term is defined under the 1940 Act (c) an “accredited investor,” as such term is defined in Regulation D under the Securities Act; (d) a “qualified eligible person” within the meaning of the U.S. Commodity Futures Trading Commission Rule 4.7; and (e) an “eligible contract participant” within the meaning of Section 1(a) of the CEA; and, unless otherwise notified by the Adviser, the Sub-Adviser may rely on such representation in connection with transactions for the Allocated Portion, including for the purpose of making any required certification to a seller or issuer of securities in any such transaction.

i.

Registered Investment Company. The Fund is an investment company registered under the 1940 Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect.

j.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. Unless terminated by its terms in accordance with Section 14(b), this Agreement shall continue in effect until two years from the effectiveness date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any party to this Agreement, in all cases cast at a meeting called for the purpose of such approval.

b.	Termination. This Agreement may be terminated without payment of any penalty:

(i)	by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser;

(ii)	by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund;

(iii)	by the Adviser upon 61 days’ written notice to the Sub-Adviser;

(iv)

by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not cured pursuant to Section 7 hereof; (B) a Keyman ceasing to be employed by the Sub-Adviser; or (C) if formal proceedings are brought against the Sub-Adviser, any senior-level key portfolio manager meaningfully involved in the management of the Allocated Portion or Key Man in any regulatory, self-regulatory or judicial proceeding for violating the federal securities laws or engaging in criminal conduct that could reasonably be viewed by the Adviser as (x) material to the Fund, the Sub-Adviser, or the ability of the Sub-Adviser to manage the Allocated Portion, or (y) materially adversely impacting the public perception of the Fund or the Adviser.

(vi)	upon mutual agreement of the Adviser and Sub-Adviser.

This Agreement shall also terminate automatically and immediately upon termination of the Advisory Agreement. It is understood that from time to time the Allocated Portion may be zero. This Agreement shall not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

For the avoidance of doubt, following delivery of a notice of termination pursuant to this Section 14(b), the Sub-Adviser will continue to have full discretionary investment and trading authority and shall remain entitled to Fees in accordance with the terms of this Agreement (including, without limitation, Sections 1(a) and 2 hereof) with respect to the Allocated Portion until the effective date of such termination.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4(a), 8, 9, 10, 15, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement. Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

d.

Amendment. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, if required by the 1940 Act or applicable SEC rules and regulations, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

e.

Assignment. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information, and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, each party hereto shall be permitted to disclose Information in compliance with the Procedures (i) to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement, provided that such third party has been advised that such Information is to be kept confidential and the Disclosing Party shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives) or (ii) as required by applicable law, regulation or court order, including as required by any taxing authority. The Sub-Adviser shall not disclose Information to directors, officers, partners, employees, or an affiliate

(other than the Sub-Adviser) of KKR & Co. Inc. without the Adviser’s express written consent. The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

c.

The Adviser will not permit any Representative or affiliate of the Adviser to use Portfolio Information with respect to the Allocated Portion to trade for its own account or the account of any other person for the purpose of “reverse engineering” the investment or trading methodologies of the Sub-Adviser. In furtherance of the foregoing, the Adviser shall restrict access to the Portfolio Information to those employees of the Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund.

d.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

e.

If the Recipient Party is required to disclose any Information, other than as permitted hereunder, pursuant to a subpoena, court order, or legal or regulatory request, to the extent practicable and legally permitted, the Recipient Party will provide the Disclosing Party with prompt notice so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the applicable provisions of this Agreement. In the event that such protective order or other remedy cannot be sought or is not promptly obtained, the Recipient Party or its representatives may, without liability, furnish that portion of the Information required to be disclosed and will request that confidential treatment be accorded to such Information, but for the avoidance of doubt, the Recipient Party will not be liable in the event that such request is refused.

f.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

g.	For the avoidance of doubt, the Sub-Adviser shall use reasonable efforts not to knowingly provide material, non-public information to the Adviser unless the Adviser provides explicit prior consent.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Brian Brennan

Catalio Capital Management, LP

512 W. 22nd Street, 5th Floor

New York, NY 10011

with a copy (that shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison, LLP

1285 Avenue of the Americas

New York, New York 10019-6064

Attn: Udi Grofman

By Email:

bbrennan@cataliocapital.com

Adviser:

Peter Koffler

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 14th Floor

New York, New York 10154

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain reasonable business continuity, disaster recovery, and backup capabilities and facilities. Upon request, but no more than quarterly, the Sub-Adviser shall provide to the Adviser copies of its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the

Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its business continuity and disaster recovery plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser shall perform, in its reasonable discretion, background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information, including at the time such employee is hired by the Sub-Adviser or at such times as an employee’s duties begin to include investment or oversight authority over a material portion of the Sub-Adviser’s assets under management.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

Each party shall cooperate reasonably with the other party for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. Each party will work in good faith with the other party and the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, assisting with preparation of regulatory filings and responding to regulatory requests).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, this Agreement shall be governed and construed under the laws of the State of New York, irrespective of and without regard for any conflicts of law principles. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.

Counterparts and Electronic Signatures. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile, or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, email transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart.

g.

Miscellaneous. All words used herein shall be construed to be of such gender or number as the circumstances require. The words “herein,” “hereby,” “hereof” and “hereto,” and words of similar import, refer to this Agreement in its entirety (including the Appendix hereto) and not to any particular paragraph, clause or other subdivision, unless otherwise specified. The word “including” shall mean “including without limitation” unless otherwise specified. Nothing in this Agreement, express or implied, shall or is intended to confer any rights upon any person other than the parties hereto or their respective successors or assigns, including, without limitation, any shareholder of the Fund.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name:

CATALIO CAPITAL MANAGEMENT, LP

By:	Date:

Name:

APPENDIX A

Sub-Advisory Fee

Blackstone Alternative Multi-Strategy Fund

INVESTMENT SUB-ADVISORY AGREEMENT

This investment sub-advisory agreement (the “Agreement”) is effective as of September 4, 2024, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Oak Thistle LLC, a Delaware limited liability company doing business as “OT Research” and/or “OTR” (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time (collectively the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). The Sub-Adviser may provide the various investment advisory and other services with respect to the Allocated Portion to the Fund and/or a wholly-owned subsidiary of the Fund: Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi- Strategy Sub Fund IV LLC. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund and Sub-Adviser. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion. The Adviser also recognizes that the Sub-Adviser may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser shall not be restricted from giving advice or taking action with respect to other investment entities that it manages that differ from the advice given with respect to the Allocated Portion, except as expressly agreed otherwise.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to notice to the Sub-Adviser, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) make investment and trading decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (ii) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (iii) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary in order to implement the Strategy; and (iv) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be requested by brokers, dealers, counterparties, and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). The Sub-Adviser, in general, will take such action as is appropriate to manage the Allocated Portion effectively.

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.

the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a “regulated investment company”;

iv.	any service level agreement that may be agreed between the parties from time to time; and

v.	any written instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time.

d.

The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board or the Adviser with respect to the Fund as from time to time in effect and communicated in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide reasonable notice to the Sub-Adviser of any changes to the Governing Documents or the Procedures that may have a material impact on the Strategy or the services provided by the Sub-Adviser hereunder. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

e.

Fund Counterparties. The Sub-Adviser will utilize counterparties, contractors, and/or clearing members for prime brokerage, futures execution and clearing, listed and OTC options and swap services, ISDA services, forward and spot transactions, and other transactions in financial and commodity derivatives and commodity instruments and contracts under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers, commodity intermediaries and/or exchanges, and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers, commodity intermediaries and/or exchanges and swap execution facilities. The Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable), including providing instructions to the custodian for the Fund (the “Custodian”) and will perform in-house reconciliation procedures on such accounts.

f.

Reports. The Sub-Adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Fund. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may request.

g.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall assume responsibility for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which has been provided by the Sub-Adviser to the Adviser); provided that the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are not materially inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies for the Fund, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Fund, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

h.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Sub-Adviser’s reasonable request, Sub-Adviser may assume responsibility for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion.

i.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion according to a monitoring system that is reasonably designed to ensure compliance with the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law.

j.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

k.

Assistance with Valuation. The Sub-Adviser will provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments or positions held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings.

l.

Provision of Information and Certifications. The Sub-Adviser shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and to comply with the requirements of the Governing Documents, the Procedures, and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-PORT and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

m.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any material violation of the Code of Ethics involving the Fund. Upon reasonable request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, but reserving the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

n.

Sub-Adviser Review of Materials. Upon the Adviser’s request, the Sub-Adviser shall review and comment upon selected portions relating to the Sub-Adviser and/or the Strategy (including the Allocated Portion) of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Sub-Adviser will promptly inform the Fund and the Adviser upon becoming aware that any information in the Registration Statement relating to the Sub-Adviser or the Strategy is (or will become) inaccurate or incomplete.

o.

Regulatory Communications and Notices. The Sub-Adviser shall promptly notify the Adviser regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions (i) relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Fund, the Sub-Adviser shall promptly make available such documents to the Adviser unless, in the opinion of the Sub-Adviser’s counsel, the Sub-Adviser would be legally prohibited from doing so. Notwithstanding the foregoing, the Sub-Adviser shall not be required to provide the Adviser notice of any routine exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such exams (i) relate to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund.

p.

Notice of Material Actions / Change in Control. The Sub-Adviser will keep the Trust and the Adviser informed of developments related to the Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund or the Sub-Adviser’s ability to provide services to the Fund. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of, or is threatened with, any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, (A) involving the affairs of the Fund or (B) that may reasonably be expected to materially affect the investment management business of the Sub-Adviser and (ii) any change in the partners of the Sub-Adviser or in the actual control or management of the Sub-Adviser or change in the portfolio manager(s) primarily responsible for the day-to-day management of the Allocated Portion.

3.	Broker-Dealer Selection.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(e) hereof. The Sub-Adviser shall use its reasonable best efforts to obtain the best execution and efficient execution on all portfolio transactions executed in respect of the Allocated Portion. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

On an ongoing basis, at such times as the Adviser or the Board shall reasonably request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board or in accordance with any court order, subpoena, or the request by any regulatory authorities having authority over the Fund, the Trust, the Adviser. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act and applicable Commodity Futures Trading Commission (“CFTC”) regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser, but the Sub-Advisor may retain copies solely for use in compliance with its own regulatory requirements. The Adviser and Fund’s Chief Compliance Officer shall, upon reasonable notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request; and (ii) meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Standard of Care; Breach.

a.

Standard of Care. The Sub-Adviser will exercise its best judgment and will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it has agreed to provide under this Agreement.

b.

Notification, Curing Breach. The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any breach by the Sub-Adviser of the 1940 Act, the Governing Documents, the Procedures, the Strategy, or this Agreement.

The Sub-Adviser shall use its reasonable best efforts to cooperate with the Adviser in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as possible.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Fund remains in existence, the Adviser and the Fund shall have a royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed or otherwise newly created marketing materials (except as may, in the sole discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement with respect to the Fund. During the term of this Agreement, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent on the end of the third business day following delivery of such materials to the Sub-Adviser for approval.

b.

Restrictions on Use of Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser (other than inclusions of such entities in lists of the Sub-Adviser’s clients). Each of the Adviser and the Sub-Adviser represents and warrants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict the Adviser, its affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund, provided that the Fund is not specifically identified by name without approval in writing by the Adviser.

9.	Liability and Indemnification.

a.

Absent (i) the Sub-Adviser’s breach of this Agreement, (ii) the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, agents, employees, and controlling persons or (iii) a breach of the obligations of the Sub-Adviser with respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) (the foregoing referred to herein as “Disabling Conduct”), the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any position. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error, the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund, any other series of the Trust, or any Trustee, officer, employee, or agent of the Fund.

c.

The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees, and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon any Disabling Conduct. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the obligations of the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) set forth in Section 9(a) above.

d.

The Adviser shall indemnify the Sub-Adviser and each of its partners/members, officers, employees and shareholders, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser; or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party, unless such failure to notify predjudices the Indemnifying Party’s ability to defend a claim. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.

The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law, including, without limitation, the right to bring a claim not otherwise excluded under Section 9(a) hereto.

g.

It is acknowledged and agreed that the Fund is a third-party beneficiary of Section 9(a) and Section 9(c) hereof, and such provisions are intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser.

10.	Sub-Adviser Insurance.

The Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount. For avoidance of doubt, the Sub-Adviser shall have at least $3 million in coverage by the second anniversary of the effective date of this Agreement, or shall provide the Adviser with reasonable notice of such later date by which the Sub-Adviser will comply. The foregoing policies shall include cost of corrections coverage, shall be subject to a commercially reasonable retention and shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

a.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. To the extent the Sub-Adviser advises the Fund with respect to trading of “commodity interests” as defined under the Commodity Exchange Act (the

“CEA”) and the regulations thereunder, the Sub-Adviser has either (i) determined, in consultation with counsel, that it is exempt from registration as a commodity trading advisor (a “CTA”) under 4.14(a)(10), and in each case, the Sub-Adviser has notified the Adviser of the basis for the applicable exemption it is relying on, or (ii) is registered with the CFTC as a CTA and is a member of the National Futures Association (“NFA”). The Sub-Adviser will maintain such exemption or will register and be registered with the CFTC and a member of the NFA for so long as this Agreement remains in effect.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Sub-Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser or a sub-advisor to the Fund pursuant to this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

h.

Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, (i) any change in the portfolio manager(s) responsible for the Allocated Portion and (ii) if either of Dave Hensle or Rishi Narang (each, a “Keyman”) shall cease to be employed by the Sub-Adviser or to oversee the implementation by the Sub-Adviser of the Strategy, or if there is an actual or expected change in control or management of the Sub-Adviser.

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser’s investment advisory business that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator and CTA with the CFTC and is a member in good standing of the NFA, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. Unless terminated by its terms in accordance with Section 14(b), this Agreement shall continue in effect until two years from the effectiveness date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any party to this Agreement, in all cases cast at a meeting called for the purpose of such approval.

b.	Termination. This Agreement may be terminated without payment of any penalty:

(i)	by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser;

(ii)	by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund;

(iii)	by the Adviser upon 61 days’ written notice to the Sub-Adviser;

(iv)

by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not promptly cured pursuant to Section 7 hereof; (B) a Keyman ceasing to be employed by the Sub-Adviser or continuing to oversee the Sub-Adviser’s management of the Allocated Portion; or (C) if the Sub-Adviser or any officer, director or key portfolio manager (including, without limitation, a Keyman), of the Sub-Adviser is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct; and

(v)	upon mutual agreement of the Adviser and Sub-Adviser.

This Agreement shall also terminate automatically and immediately upon termination of the Advisory Agreement. It is understood that from time to time the Allocated Portion may be zero. This Agreement shall not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

For the avoidance of doubt, following delivery of a notice of termination pursuant to this Section 14(b), the Sub-Adviser will continue to have full discretionary investment and trading authority in accordance with the terms of this Agreement (including, without limitation, Sections 1(a) and 2 hereof) with respect to the Allocated Portion until the effective date of such termination.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement. Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

d.

Amendment. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, if required by the 1940 Act or applicable SEC rules and regulations, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

e.

Assignment. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information, and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement, provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives). The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients. Furthermore, and subject to the applicable notice provisions of Section 2 herein, nothing prohibits any party from reporting to, cooperating with, or providing any truthful information to any court, government, regulatory or administrative agency (including, without limitation, the SEC, CFTC, or any self regulatory organization or any exchange or contract market of which any party is a member) or responding to any compulsory legal process.

b.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

c.

The Adviser will not permit any Representative or affiliate of the Adviser to use Portfolio Information with respect to the Allocated Portion to trade for its own account or the account of any other person for the purpose of “reverse engineering” the investment or trading methodologies of the Sub-Adviser. In furtherance of the foregoing, the Adviser shall restrict access to the Portfolio Information to those employees of the Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund.

d.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

e.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Oak Thistle LLC d/b/a “OT Research” and/or “OTR”

c/o National Registered Agents, Inc.

160 Greentree Drive, Suite 101

Dover, DE 19904

By Email:

dave@oakthistle.com

julie@oakthistle.com

Adviser:

Peter Koffler

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain business continuity, disaster recovery, and backup capabilities and facilities, through which the Sub-Adviser will be able to perform its obligations hereunder with minimal disruptions or delays. Upon reasonable request, the Sub-Adviser shall provide to the Adviser copies of its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its business continuity and disaster recovery plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser shall perform background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information, including at the time such employee is hired by the Sub-Adviser or at such times as an employee’s duties begin to include investment or oversight authority over a material portion of the Sub-Adviser’s assets under management.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

The parties shall cooperate reasonably for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser will work in good faith with the Adviser and the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, assisting with preparation of regulatory filings and responding to regulatory requests).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, this Agreement shall be governed and construed under the laws of the State of New York, irrespective of and without regard for any conflicts of law principles. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.

Counterparts and Electronic Signatures. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile, or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, email transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart.

g.

Miscellaneous. All words used herein shall be construed to be of such gender or number as the circumstances require. The words “herein,” “hereby,” “hereof” and “hereto,” and words of similar import, refer to this Agreement in its entirety (including the Appendix hereto) and not to any particular paragraph, clause or other subdivision, unless otherwise specified. The word “including” shall mean “including without limitation” unless otherwise specified. Nothing in this Agreement, express or implied, shall or is intended to confer any rights upon any person other than the parties hereto or their respective successors or assigns, including, without limitation, any shareholder of the Fund.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name:

OAK THISTLE LLC

By:	Date:

Name:

APPENDIX A

Sub-Advisory Fee

Blackstone Alternative Multi-Strategy Fund

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, effective as of August 23, 2024, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and TrailStone Commodity Trading US, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub- investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub- advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time, provided, that the Sub-Adviser shall only provide advice and trade on behalf of the Fund with respect to commodity interests (as defined in U.S. Commodity Futures Trading Commission Regulation 1.3 (“Commodity Interests”)) and shall not provide any investment advice regarding, and shall not trade in, securities (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (collectively the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). The Sub-Adviser may provide the various investment advisory and other services with respect to the Allocated Portion to Blackstone Alternative Multi-Strategy Sub Fund II Ltd., a wholly-owned subsidiary of the Fund. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund and Sub-Adviser. It is acknowledged and agreed that the Adviser may appoint from time to time other sub- advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion. The Adviser also recognizes that the Sub-Adviser may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser may on occasion give advice or take action with respect to other investment entities that it manages that differs from the advice given with respect to the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to notice to the Sub-Adviser, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash. Without limiting the generality of the foregoing, the Sub- Adviser is authorized to: (i) make investment decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion, provided, that the Sub-Adviser shall only provide advice and trade on behalf of the Fund with respect to Commodity Interests; and (ii) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be requested by brokers, dealers, counterparties, and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). The Sub-Adviser, in general, will take such action as is appropriate to manage the Allocated Portion effectively.

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws, and the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.

the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder, the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a “regulated investment company,”;

iv.

to the extent such requirements are applicable to the Sub-Adviser, the requirements of the Commodities Exchange Act (“CEA”), the rules and regulations thereunder, and the rules of any applicable self-regulatory organization (including, without limitation, the National Futures Association (“NFA”) and each exchange on which the Sub-Adviser trades Commodity Interests);

v.	any service level agreement that may be agreed between the parties from time to time; and

vi.

any written instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time, except to the extent such instructions conflict with applicable law or are inconsistent with the Governing Documents.

d.

The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board with respect to the Fund as from time to time in effect and communicated in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide reasonable written notice to the Sub-Adviser of any changes to the Governing Documents or the Procedures that may have a material impact on the Strategy or the services provided by the Sub-Adviser hereunder. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

e.

Fund Counterparties. The Sub-Adviser will utilize counterparties and/or clearing members for Commodity Interest transactions under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize brokers, dealers and swap execution facilities, if applicable, for trade execution selected by the Sub- Adviser, and accounts set up by the Sub-Adviser with such brokers, dealers and swap execution facilities. The Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable), including providing instructions to the Custodian (as defined herein) and will perform in-house reconciliation procedures on such accounts.

f.

Reports. The Sub-Adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub- Adviser with respect to the Fund. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the Commodity Interests, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the Commodity Interests purchased and sold for the Allocated Portion by the Sub- Adviser on such business day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may reasonably request.

g.

Proxy Voting. To the extent applicable, the parties hereby agree that the Sub- Adviser shall assume responsibility for making all voting and consent determinations with respect to the interests held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing voting policies and procedures (a copy of which has been provided by the Sub-Adviser to the Adviser); provided that the

Sub-Adviser’s voting policies and procedures for the Allocated Portion are not inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. The Sub-Adviser may use recommendations from a third party in order to make voting decisions and may use a third party service provider to execute the voting. The Sub-Adviser shall provide disclosure regarding its voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes or consents on matters relating to commodity interests in the Allocated Portion for the Fund, the Sub-Adviser shall report to the Adviser in a timely manner a record of all such votes or consents, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted or provided consent on matters related to commodity interests in the Allocated Portion for the Fund, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its voting policies and procedures and applicable federal statutes and regulations.

h.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Sub- Adviser’s reasonable request, Sub-Adviser may assume responsibility for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion.

i.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub- Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion according to a monitoring system that is reasonably designed to ensure compliance with the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable written instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law.

j.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of Commodity Interests for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the custodian for the Fund (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to Commodity Interests or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

k.

Assistance with Valuation. The Sub-Adviser will provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of Commodity Interests held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings.

l.	Provision of Information and Certifications. The Sub-Adviser shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and to comply with the requirements of the Governing Documents, the Procedures, and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-PORT and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

m.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any material violation of the Code of Ethics involving the Fund. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, but reserving the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

n.

Sub-Adviser Review of Materials. Upon the Adviser’s reasonable request, the Sub-Adviser shall review and comment upon selected portions relating to the Sub-Adviser and/or the Strategy (including the Allocated Portion) of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser and as mutually agreed to by the Sub-Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Sub-Adviser will promptly inform the Fund and the Adviser upon becoming aware that any information in the Registration Statement relating to the Sub-Adviser or the Strategy is (or will become) inaccurate or incomplete.

o.

Regulatory Communications and Notices. The Sub-Adviser shall promptly notify the Adviser regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions (i) relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Fund, the Sub-Adviser shall promptly make available such documents to the Adviser unless the Sub-Adviser reasonably determines that it would be legally prohibited from doing so. Notwithstanding the foregoing, the Sub-Adviser shall not be required to provide the Adviser notice of any routine exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such exams (i) relate to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund.

p.

Notice of Material Actions / Change in Control. The Sub-Adviser will keep the Trust and the Adviser informed of developments of which the Sub-Adviser has knowledge that would materially affect the Fund. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of, or is threatened with, any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, (A) involving the affairs of the Fund or (B) that may reasonably be expected to materially affect the investment management business of the Sub-Adviser and (ii) any change in the partners of the Sub-Adviser or in the actual control or management of the Sub-Adviser or change in the portfolio manager(s) primarily responsible for the day-to-day management of the Allocated Portion.

3.	Broker Selection.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(e) hereof. The Sub-Adviser shall use its reasonable best efforts to obtain the best execution and efficient execution on all portfolio transactions executed in respect of the Allocated Portion. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party.

On occasions when the Sub-Adviser deems the purchase or sale of a Commodity Interest to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the Commodity Interests to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the Commodity Interests so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Advisers Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

On an ongoing basis, at such times as the Adviser or the Board shall request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Sub-Adviser’s activities in connection with the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1), and the rules and regulations thereunder, the CEA and the rules and regulations thereunder, and the rules of any applicable self-regulatory organization (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser; provided that the Sub-Adviser may retain copies of the Fund’s Books and Records to the extent required by law. The Adviser and Fund’s Chief Compliance Officer shall, upon reasonable notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request; and (ii) meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement upon reasonable advance notice (but no more than twice per calendar year, unless otherwise agreed by the Sub-Adviser).

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Standard of Care; Breach.

a.

Standard of Care. The Sub-Adviser will exercise its best judgment and will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it has agreed to provide under this Agreement.

b.	Notification, Curing Breach. The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach by the Sub-Adviser of the 1940 Act, the

Governing Documents, the Procedures, the Strategy, or this Agreement. The Adviser will notify the Sub-Adviser as soon as reasonably practicable upon detection of any material breach by the Adviser of the 1940 Act, the Governing Documents or the Procedures (to the extent that such breach would have a material adverse effect on the Allocated Portion).

Each party shall use its reasonable best efforts to cooperate with the other party in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as possible.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Fund remains in existence, the Adviser and the Fund shall have a royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed materials (except as may, in the sole discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement with respect to the Fund. During the term of this Agreement, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent on the end of the third business day following delivery of such materials to the Sub-Adviser for approval.

b.

Restrictions on Use of Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser (other than inclusions of such entities in lists of the Sub-Adviser’s clients or as required by applicable law). Each of the Adviser and the Sub-Adviser represents and warrants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, or the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict the Adviser, its affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund for its track record or otherwise, provided that the Fund is not specifically identified by name without approval in writing by the Adviser.

9.	Liability and Indemnification.

a.

Absent the Sub-Adviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, agents, employees, and controlling persons, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any position; provided, however, that the obligations of the Sub-Adviser with respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) shall be as set forth in the Procedures. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser), the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 9(a) and Section 9(c) below, and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee, or agent of the Fund or other series of the Trust.

c.

The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees, and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure provided in written materials to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents; or (ii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.

The Adviser shall indemnify the Sub-Adviser and each of its partners/members, officers, employees and shareholders, and each of TrailStone, L.P., TrailStone (Cayman), L.P. and their respective subsidiaries (collectively, the “Sub-Adviser Affiliates”), against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure provided in writing to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser; or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance.

The Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

a.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Further, this Agreement and the retention of the Sub-Adviser to provide the services set forth herein have been approved by the Board in accordance with an exemptive order obtained from the SEC and applicable law.

d.

Regulatory Matters. The Sub-Adviser is not subject to registration as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to not be subject to registration or will register and maintain its registration for so long as this Agreement remains in effect. The Sub-Adviser is exempt from registration as a commodity trading advisor with the Commodity Futures Trading Commission (“CFTC”) in reliance on Section 4m(1) of the CEA and will maintain that exemption or will register and be registered for so long as this Agreement remains in effect. The Sub-Adviser is not required to be a member of the NFA nor is it required to register with the CFTC in any capacity. The Sub-Adviser (i) is not prohibited by the 1940 Act from performing the services contemplated by this Agreement; (ii) has adopted written policies and procedures that are reasonably designed to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1), as well as the CEA and the rules and regulations thereunder, from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (iii) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, including without limitation the requirements of the CEA and the rules and regulations thereunder, to the extent such requirements apply to the Sub-Adviser; and (iv) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities, in each case, which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Sub-Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund pursuant to this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	[Reserved.]

h.	Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser of any change in the portfolio manager(s) responsible for the Allocated Portion.

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

j.	[Reserved].

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that:

(i)

the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser’s investment advisory business that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

CFTC Registration. The Adviser is duly registered as a commodity pool operator and commodity trading advisor with the CFTC and is a member in good standing of the National Futures Association, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory and exchange licenses, registrations, memberships and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships and approvals.

g.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. Unless terminated in accordance with Section 14(b), this Agreement shall continue in effect until two years from the effectiveness date (or as the Board otherwise determines in accordance with applicable law), and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast at a meeting called for the purpose of such approval.

b.

Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund; or (iii) by the Adviser upon 61 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not promptly cured; or (B) at the discretion of the Adviser, if the Sub-Adviser or any officer, director or key portfolio manager, of the Sub-Adviser is accused in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct. This Agreement may also terminate if mutually agreed upon by both the Adviser and the Sub-Adviser. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and, if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement. Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement, as otherwise agreed to in writing by the parties, or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its, and in the case of the Sub-Adviser to the Sub-Adviser’s Affiliates’, directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Recipient Party shall be responsible for breaches of the terms of this Agreement by any of its Representatives to whom Recipient Party provided Confidential Information. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement, provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the Commodity Interests and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives). The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

c.

The Adviser will not permit any Representative or affiliate of the Adviser to use Portfolio Information with respect to the Allocated Portion to trade for its own account or the account of any other person for the purpose of “reverse engineering” the investment or trading methodologies of the Sub-Adviser. In furtherance of the foregoing, the Adviser shall restrict access to the Portfolio Information to those employees of the Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund.

d.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

e.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by facsimile or e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

TrailStone Commodity Trading US, LLC

1601 South MoPac Expressway, #D425

Austin, Texas 78746, USA

Attention: North America General Counsel

Email: legaldept@trailstonegroup.com

Tel: +1 512 628 4308

Adviser:

Peter Koffler

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

Fax: (212) 583-5016

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Fax: (617) 235-0483

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain business continuity, disaster recovery, and backup capabilities and facilities, through which the Sub-Adviser will be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Sub-Adviser shall provide to the Adviser copies of its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its business continuity and disaster recovery plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser shall perform background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information, including at the time such employee is hired by the Sub-Adviser or at such times as an employee’s duties begin to include investment or oversight authority over a material portion of the Sub-Adviser’s assets under management.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

The Sub-Adviser shall cooperate reasonably with the Adviser for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser will work in good faith with the Adviser and the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, assisting with preparation of regulatory filings and responding to regulatory requests).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, this Agreement shall be governed and construed under the laws of the State of New York, irrespective of and without regard for any conflicts of law principles, and in accordance with the applicable provisions of the 1940 Act. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.	Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.	Counterparts. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:

Name:

TRAILSTONE COMMODITY TRADING US, LLC

By:

Name:

APPENDIX A

Sub-Advisory Fee